RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                            355 LEXINGTON AVENUE
                                                              NEW YORK, NY 10017

FOR FURTHER INFORMATION:
AT THE COMPANY:                         AT FRB|WEBERSHANDWICK:
T.Wilson Eglin                          Claire Koeneman       Diane Hettwer
Chief Executive Officer                 General Inquiries     General Inquiries
(212) 692-7260                          (312) 640-6745        (312) 640-6760

FOR IMMEDIATE RELEASE
WEDNESDAY, JULY 23, 2003

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                        Second Quarter Operating Results

New York, NY - July 23, 2003 - Lexington Corporate Properties Trust (NYSE:LXP), a real estate investment trust, today announced results for its second quarter ended June 30, 2003.

Quarterly Results

Funds from operations were $9.49 million, or $0.25 per diluted share/unit for the second quarter of 2003, after $7.69 million ($0.20 per diluted share/unit) in debt satisfaction charges, compared to $15.54 million, or $0.48 per diluted share/unit, for the second quarter of 2003. Before the effect of the debt satisfaction charges, FFO were $17.18 million, or $0.45 per diluted share/unit. As a result of the common share and preferred share offerings in the second quarter of 2003, Lexington operated with greater cash balances and lower leverage than in the prior year and this reduced FFO per share.

Revenues for the quarter totaled $29.14 million, compared with revenues of $24.19 million for the same period last year. Net income allocable to common shareholders was $2.27 million in the second quarter of 2003, including the impact of $7.69 million in debt satisfaction charges and $0.68 million in gains on sales, compared to $7.88 million for the same period last year which included $0.28 million in gains on sale.

Six Month Results

For the six months ended June 30, 2003, FFO were $26.50 million, or $0.72 per diluted share/unit, after $7.69 million ($0.21 per diluted share/unit) in debt satisfaction charges, compared to $30.46 million, or $0.95 per diluted share/unit, for the same period last year.

Revenues for the six months ended June 30, 2003 totaled $57.93 million, compared to revenues of $48.45 million for the same period last year. Net income allocable to common shareholders for the six months ended June 30, 2003 was $11.03 million, including the impact of the debt satisfaction charges described above and $1.14 million in gains on sales, compared to $15.15 million, which includes $1.02 million in gains on sales, for the same period last year.

Dividend Declaration

The Company declared a dividend of $0.335 per common share for the second quarter of 2003, payable on August 14, 2003 to common shareholders of record on July 31, 2003.

The Company also declared a pro rata dividend on its Cumulative Redeemable Preferred Shares of $0.067083 per preferred share, payable on August 15, 2003 to preferred shareholders of record on July 31, 2003.

Conference Call

Management will discuss the financial results on a conference call today at 2pm Eastern Time. The toll-free dial in number is 800-366-3908. The replay of the call will be available through July 30, 2003. The toll-free telephone number for the replay is 800-405-2236 or 303-590-3000, passcode 545099. The conference call can also be accessed on the internet at www.lxp.com and www.Streetevents.com. A supplemental reporting package can be accessed in the Company Profile section at www.lxp.com.

Comments From Management

Commenting on Lexington's results, T. Wilson Eglin, Chief Executive Officer and President, said, " During the second quarter, Lexington significantly increased its balance sheet strength and capacity for future growth by raising approximately $150 million in equity capital and retiring $78.1 million of debt with unfavorable terms. As a result, we are well positioned to take advantage of favorable acquisition opportunities that may arise. Our acquisition pipeline is strong and we expect to be an active investor over the balance of the year. Based on our anticipated acquisitions, we expect FFO to be $1.85 - $1.88 per share this year before the impact of the debt satisfaction charges and $1.90 - $1.95 per share in 2004."


About Lexington

Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares, with annualized dividend of $1.34 per share, closed Tuesday, July 22, 2003 at $18.23 per share. Lexington preferred shares, with annualized dividend of $2.0125 per share, closed Tuesday, July 22, 2003 at $25.85 per share. Additional information about Lexington is available at www.lxp.com.

                             Financial tables follow





                                                     LEXINGTON CORPORATE PROPERTIES TRUST
                                                        AND CONSOLIDATED SUBSIDIARIES

                                                      CONSOLIDATED STATEMENTS OF INCOME
                                                (dollars in thousands, except per share data)

                                                                     Three Months Ended                    Six Months Ended
                                                                          June 30,                             June 30,
                                                                      2003               2002                2003              2002
                                                                      ----               ----                ----              ----

Revenues:
     Rental                                          $     27,266        $     22,646       $     54,022      $     45,087
     Equity in earnings of non-consolidated                 1,312                 937              2,575             2,363
     entities
     Advisory fees                                            269                   -                680                 -
     Interest and other                                       293                 608                650             1,000
                                                       ----------          ----------         ----------        ----------
                                                           29,140             24,191              57,927            48,450
                                                       ----------          ----------         ----------        ----------
Expenses:
     Interest                                               9,306               8,050             18,652            16,270
     Debt satisfaction charges                              7,685                   -              7,685                 -
     Depreciation                                           6,840               5,124             13,153            10,185
     General and administrative                             2,448               1,191              4,751             2,763
     Property operating                                       744                 452              1,655             1,248
     Amortization                                             513                 459              1,044               944
                                                       ----------          ----------         ----------        ----------
                                                           27,536              15,276             46,940            31,410
                                                       ----------          ----------         ----------        ----------

Income from continuing operations before minority           1,604              8,915              10,987            17,040
interests
Minority interests                                             98             (1,493)             (1,186)          (2,748)
                                                       ----------         -----------         ----------        ----------
Income from continuing operations                           1,702              7,422               9,801            14,292
                                                       ----------         ----------          ----------        ----------

Discontinued operations:
     Income from discontinued operations                       97                 180                302               532
     Gains on sales of properties                             684                 277              1,143             1,016
                                                       ----------          ----------         ----------        ----------
     Total discontinued operations                            781                 457              1,445             1,548
                                                       ----------          ----------         ----------        ----------
Net income                                                  2,483               7,879             11,246            15,840
Dividends attributable to preferred shares - Series A           -                  -                   -              (693)
Dividends attributable to preferred shares - Series B        (212)                 -                (212)                -
                                                       -----------        ----------          -----------       ----------
Net income allocable to common shareholders           $      2,271       $      7,879       $     11,034      $     15,147
     Depreciation                                           6,860               5,192             13,221            10,375
     Minority interests-OP Units                             (138)              1,454              1,101             2,686
     Amortization of leasing commissions                      200                 174                400               348
     Joint venture adjustment-depreciation                    981               1,114              1,889             2,226
     Gains on sales of properties                            (684)               (277)            (1,143)           (1,016)
     Series A preferred dividends                               -                   -                  -               693
                                                       ----------          ----------         ----------        ----------
Funds from operations                                $      9,490       $      15,536        $     26,502      $     30,459
                                                       ==========          ==========          ==========        ==========

Rent below GAAP revenue1                             $      1,013       $         581        $      2,150      $      1,226
                                                       ==========          ==========          ==========        ==========

Per share/unit
     Basic net income                                $       0.07        $       0.30       $       0.35      $       0.59
     Diluted net income                              $       0.06        $       0.29       $       0.33      $       0.58
     Funds from operations2-basic                    $       0.25        $       0.48       $       0.72      $       0.95
     Funds from operations2-diluted                  $       0.25        $       0.48       $       0.72      $       0.95



                                                     LEXINGTON CORPORATE PROPERTIES TRUST
                                                        AND CONSOLIDATED SUBSIDIARIES

                                                         CONSOLIDATED BALANCE SHEETS
                                                            (dollars in thousands)


                                                                     6/30/03                      12/31/02

Real estate, at cost                                            $   972,014             $            913,370
Accumulated depreciation                                          (148,659)                         (134,220)
Investment in non-consolidated entities                              56,645                           54,261
Cash and cash equivalents                                            71,564                           12,097
Deferred assets                                                       7,305                            8,168
Rent receivable - current                                                 -                            3,535
Rent receivable - deferred                                           22,518                           20,115
Other assets                                                         19,711                           25,145
                                                         ------------------                    -------------
                                                                $ 1,001,098                  $       902,471
                                                          ================                     =============

Mortgages and notes payable                                   $     444,897                  $       491,517
Other liabilities                                                    15,481                           17,323
Prepaid rent                                                          3,356                                -
Minority interests                                                   54,240                           56,846
Shareholders' equity                                                483,124                          336,785
                                                         ------------------                    -------------
                                                              $  1,001,098                    $      902,471
                                                          ================                     =============

Common shares                                                    35,086,134                       30,030,048
Preferred shares-Series B                                         3,160,000                                -
Operating partnership units                                       5,203,970                        5,257,365
                                                         ------------------                    -------------
                                                                 43,450,104                      35,287,413
                                                           ================                      ==========


1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.

2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT, and that it can be one measure of a REIT's ability to make cash distributions. FFO is defined in the October 1999 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.





                                                     LEXINGTON CORPORATE PROPERTIES TRUST
                                                        AND CONSOLIDATED SUBSIDIARIES

                                                              EARNINGS PER SHARE
                                                     AND FUNDS FROM OPERTATIONS PER SHARE
                                                 (dollars in thousands, except per share data)



                                                                Three Months Ended                   Six Months Ended
                                                                     June 30,                            June 30,
                                                                 2003                2002              2003             2002
                                                                 ----                ----              ----             ----
Earning Per Share

Basic
Income from continuing operations                          $     1,702       $       7,422       $     9,801    $     14,292
Less preferred dividends                                         (212)                   -             (212)            (693)
                                                           ----------          -----------       ----------       ----------
Income allocable to common shareholders from continuing
operations - basic                                               1,490               7,422             9,589          13,599
Total income from discontinued operations - basic                  781                 457             1,445           1,548
                                                           -----------         -----------       -----------      ----------
Net income allocable to common shareholders                $     2,271       $       7,879       $    11,034    $     15,147
                                                            ==========        ============        ==========     ===========

Weighted average number of common shares outstanding        32,920,546          26,584,426        31,460,135     25,552,478
                                                            ==========          ==========        ==========     ==========
Per share data:
Income from continuing operations                          $      0.05       $        0.28       $      0.30    $       0.53
Income from discontinued operations                               0.02                0.02              0.05            0.06
                                                           -----------         -----------       -----------      ----------
Net income                                                 $      0.07       $        0.30       $      0.35    $       0.59
                                                            ==========         ===========        ==========      ==========

Diluted
Income allocable to common shareholders from continuing
operations-basic                                           $     1,490       $       7,422       $     9,589    $     13,599
Adjustments:
Incremental income (loss) attributed to assumed conversion
  of dilutive securities                                          (138)                  -            1,098            2,665
                                                           -----------         -----------      -----------       ----------
Income allocable to common shareholders from
   continuing operations-diluted                                 1,352               7,422            10,687          16,264
Total income from discontinued operations - diluted                787                 457             1,560           1,686
                                                           -----------         -----------       -----------      ----------
Net income allocable to common shares - diluted            $     2,139       $       7,879       $    12,247    $     17,950
                                                            ==========         ===========        ==========      ==========

Weighted average number of shares used in calculation
  of basic earnings per share                               32,920,546          26,584,426        31,460,135      25,552,478
Add incremental shares representing:
Shares issuable upon exercises of employee share
options                                                        199,986             304,165           181,690         276,020
Shares issuable upon conversion of dilutive securities
                                                             5,212,514             219,780         5,231,012       5,292,412
                                                             ---------         -----------         ---------       ---------
Weighted average number of shares used in calculation of
   diluted earnings per common share                        38,333,046          27,108,371        36,872,837      31,120,910
                                                            ==========          ==========        ==========      ==========
Per share data:
Income from continuing operations - diluted                $      0.04       $        0.27       $      0.29    $       0.52
Income from discontinued operations - diluted                     0.02                0.02              0.04            0.06
                                                            ----------         -----------       -----------      ----------
Net income - diluted                                       $      0.06       $        0.29       $      0.33    $       0.58
                                                            ==========         ===========        ==========     ===========







                                                     LEXINGTON CORPORATE PROPERTIES TRUST
                                                        AND CONSOLIDATED SUBSIDIARIES

                                                              EARNINGS PER SHARE
                                                     AND FUNDS FROM OPERTATIONS PER SHARE
                                                 (dollars in thousands, except per share data)



                                                                    Three Months Ended                   Six Months Ended
                                                                         June 30,                            June 30,
                                                                      2003               2002              2003             2002
                                                                      ----               ----              ----             ----
Funds From Operations

Basic and Diluted
Net income allocable to common shareholders-basic             $      2,271       $      7,879      $     11,034     $     15,147
Adjustments:
Depreciation                                                         6,860              5,192            13,221           10,375
Minority interests-OP Units                                           (138)             1,454             1,101            2,686
Amortization of leasing commissions                                    200                174               400              348
Joint venture adjustment-depreciation                                  981              1,114             1,889            2,226
Gains on sale of properties                                           (684)              (277)           (1,143)          (1,016)
Preferred dividends-Series A                                             -                  -                 -              693
                                                              ------------       ------------    --------------   --------------
Funds from operations                                         $      9,490       $     15,536      $     26,502     $     30,459
                                                              ============       ============    ==============   ==============

Basic
Weighted average shares outstanding-basic EPS                  32,920,546          26,584,426       31,460,135       25,552,478
Operating partnership units                                     5,212,514           5,277,964        5,231,012        5,292,412
Preferred shares - Series A                                             -             219,780                -        1,104,972
                                                             ------------        ------------     ------------   --------------
Weighted average shares outstanding-basic FFO                  38,133,060          32,082,170       36,691,147       31,949,862
                                                             ============        ============       ==========     ============
                    FFO per share                            $       0.25        $       0.48     $       0.72      $      0.95
                                                             ============        ============       ==========     ============
Diluted
-------
Weighted average shares outstanding-diluted EPS                38,333,046         27,108,371        36,872,837      31,120,910
Operating partnership units                                             -          5,277,964                 -               -
Preferred shares - Series A                                             -                  -                 -       1,104,972
                                                             ------------       ------------      ------------     ------------
Weighted average shares outstanding-diluted FFO                38,333,046         32,386,335        36,872,837      32,225,882
                                                               ==========          =========        ==========      ==========
                    FFO per share                            $       0.25        $      0.48       $      0.72      $     0.95
                                                               ==========         ==========       ===========      ==========

                                                                  ###